Exhibit 99.1
FIRST AMENDMENT
TO
LOAN AGREEMENT
______________________________________________________________________

    This First Amendment to Loan Agreement (this "First Amendment") is dated as of May 27, 2022 (the "Effective Date"), among AAON, INC., an Oklahoma corporation ("AAON"), and AAON COIL PRODUCTS, INC., a Texas corporation ("ACP"), BASX, INC., an Oregon corporation formerly known as BASX, LLC ("BASX", and, together with AAON and ACP, collectively, "Borrowers," and each individually, a "Borrower"), the Lenders party hereto, and BOKF, NA dba BANK OF OKLAHOMA, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

    R E C I T A L S:

A.The Borrowers, the Administrative Agent and the Lenders party thereto are the parties to that certain Loan Agreement dated as of November 24, 2021 (the "Loan Agreement").

B.The Borrowers, the Administrative Agent and the Lenders desire to amend the Loan Agreement pursuant to the terms and conditions of this First Amendment.

NOW THEREFORE, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:

1.Extension of Revolving Commitment Termination Date. The definition of "Revolving Commitment Termination Date" appearing in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
"Revolving Commitment Termination Date" means May 27, 2027, or the earlier date upon which the Loans are accelerated pursuant to this Agreement and the other Loan Documents.
2.Joinder by New Lender. Upon the effectiveness of this First Amendment and by its execution and delivery hereof, U.S. Bank National Association, severally and not jointly, (i) shall have all the rights and obligations of a "Lender" under the Loan Agreement and the other Loan Documents as of the Effective Date, and (ii) shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Loan Agreement and the other Loan Documents.

3.Commitments. Schedule 2.01 attached to the Loan Agreement is hereby replaced with Schedule 2.01 attached to this First Amendment. All of the Loans outstanding under the Loan Agreement immediately prior to the effectiveness of this First Amendment shall hereby be restructured, rearranged, renewed, extended and continued under the Loan Agreement (as amended hereby) and shall be Loans outstanding under the Loan Agreement (as amended hereby). In connection herewith, the outstanding Loans are hereby rearranged such that each Lender is hereby the owner of its Pro Rata Share of the outstanding Loans.
4.Definition of Defaulting Lender. The definition of "Defaulting Lender" appearing in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"Defaulting Lender" means, subject to Section 2.23(b), any Lender that (a) has failed to (i) fund all or any portion of its Revolving Loans within two Business Days of the date such Revolving Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent or any Issuing Bank or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.23(b)) upon delivery of written notice of such determination to the Borrowers, each Issuing Bank, each Swingline Lender and each Lender.

5.Definition of Loan Documents. The definition of "Loan Documents" appearing in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"Loan Documents" means, collectively, this Agreement, the Corporate Guaranty Agreement, any promissory notes issued pursuant to Section 2.13(b), the L/C Documents, the Fee Letter, any agreement creating or perfecting rights in the Cash Collateral pursuant to the provisions of Section 2.22 and any other documents entered into in connection herewith.

6.Cash Management Account. A new definition of "Cash Management Account" is hereby added to Section 1.01 in its respective alphabetical position to read as follows:

"Cash Management Account" means the operating account to be established and maintained by AAON with the Administrative Agent (together with any additional or successor deposit accounts maintained by AAON with the Administrative Agent) to facilitate treasury services to be provided by the

Administrative Agent and into which the proceeds of Revolving Loan will be deposited.

7.Funding of Borrowings. A new Section 2.06(c) is hereby added to the Loan Agreement to read as follows:

(c)    Automatic Funding. On each Business Day, the Administrative Agent will review the collected balance of the Cash Management Account, taking into account the checks and other items presented that day against the Borrowers’ accounts. If the collected balance of the Cash Management Account is less than zero Dollars, a Revolving Loan will automatically be made and deposited into the Cash Management Account in order to bring the collected balance to not less than zero Dollars; provided, however, that the Lenders will not be obligated to make any such Revolving Loan if all applicable conditions precedent set forth in Section 4.02 are not satisfied. The provisions of this Section 2.06(c) shall apply only if the Borrowers are utilizing the Administrative Agent's "Loan Manager" service.

8.Prepayments. A new Section 2.08(d) is hereby added to the Loan Agreement to read as follows:

(d)    Automatic Prepayments. If the collected balance of the Cash Management Account as of the close of business on any Business Day is greater than zero Dollars, the Administrative Agent will automatically debit the Cash Management Account for the amount of the excess and apply such excess as a prepayment on the outstanding principal amount of the Revolving Loans. The provisions of this Section 2.08(d) shall apply only if the Borrowers are utilizing the Administrative Agent's "Loan Manager" service.

9.ERISA. Section 3.12 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

3.12.1ERISA. No Borrower maintains any employee pension or other Benefit Plan or trust for the benefit of its employees which is subject to Title IV of ERISA. No Borrower is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. "Plan Asset Regulations" means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

10.Affected Financial Institution. A new Section 3.21 is hereby added to the Loan Agreement to read as follows:

3.21    Affected Financial Institution. No Loan Party is an Affected Financial Institution.

11.Covenant Defaults. Section 7.01(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)    Breach of Covenants. If a Borrower fails to perform or observe any term, covenant or agreement contained in Article V (other than Section 5.02 and Section 5.05) and such failure continues unremedied for more than 30 days, or if a Borrower fails to perform or observe any term, covenant or agreement contained in Section 5.02, Section 5.05 or Article VI; or

12.Change of Control Default. A new Section 7.01(j) is hereby added to the Loan Agreement to read as follows:

(j)    Change of Control. If a Change of Control occurs. For purposes of this Section 7.01(j), "Change of Control" means the occurrence of either of the following events: (i) any Person (or syndicate or group of Persons which is deemed a “person” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), acquires more than 35% of the common stock of the Corporate Guarantor, or (ii) during any period of twelve successive months a majority of the Persons who were directors of the Corporate Guarantor at the beginning of such period or who were appointed, elected or nominated by a majority of such directors, cease to be directors of the Corporate Guarantor, unless such cessation results from death or permanent disability or relates to a voluntary reduction by the Corporate Guarantor of the number of directors that comprise the board of directors of the Corporate Guarantor; and

13.Letter of Credit Reimbursement Default. A new Section 7.01(k) is hereby added to the Loan Agreement to read as follows:

(k)    Letter of Credit Reimbursement Default. If the Borrowers fail to timely make any reimbursement required by Section 2.05(f) of this Agreement.

14.Application of Payments. Section 7.02(iv) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(iv)    fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Loans and unreimbursed L/C Disbursements, (B) to obligations of any Borrower under Specified Swap Contracts and (C) to Cash Collateralize that portion of L/C Obligations comprising the undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Section 2.05 or 2.22, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to Cash Collateralize such L/C Obligations, (y) subject to Section 2.05(c) or 2.22, amounts used to Cash Collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of Cash Collateral shall be distributed in accordance with this clause (iv);

15.Amendments. Section 9.02(b)(v) is hereby amended and restated in its entirety to read as follows:

(v)    waive any condition set forth in Section 4.01 or release the Corporate Guarantor from the Corporate Guaranty Agreement without the written consent of each Lender;

16.Regarding Swap Agreements. Section 9.22 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

9.22    Regarding Swap Agreements. Each Borrower hereby represents and warrants to the Lenders and the Administrative Agent and covenant that (a) the rate, asset, liability or other notional item underlying any Specified Swap Agreement regarding an interest or monetary rate, or foreign exchange swap, entered into or executed in connection with this Agreement is, or is directly related to, a financial term hereof; (b) the aggregate notional amount of all Swap Contracts entered into or executed by a Borrower in connection with the financial terms of this Agreement, whether entered into or executed with a Borrower or any other Person, will not at any time exceed the aggregate principal amount outstanding hereunder, as such amounts may be determined or calculated contemporaneously from time to time during and throughout the term of this Agreement; (c) each Swap Contract entered into or executed in connection with the financial terms of this Agreement has been or will be entered into no earlier than 90 days before and no later than 180 days or at such other times as the Administrative Agent may approve (not to be unreasonably withheld) after the date hereof or of any transfer of principal hereunder; (d) the purpose of any Swap Contract in respect of any commodity entered into or executed in connection with this Agreement is to hedge commodity price risks incidental to the Borrowers' businesses and arising from potential changes in the price of such commodity; and (e) each Swap Contract entered into or executed in connection with this Agreement mitigates against the risk of repayment hereof and is not for the purpose of speculation. For purposes of this Section, the term (i) "financial term" shall include, without limitation, the duration or term of this Agreement, rate of interest, the currency or currencies in which the Loans are made and their principal amount, and (ii) "transfer of principal" means any draw of principal under this Agreement, including any amendment, restructuring, extension or other modification of this Agreement.

17.Condition to Effectiveness. The effectiveness of this First Amendment is subject to satisfaction of the following conditions precedent:

A.Execution of Amendment. The Administrative Agent shall have received counterparts of this First Amendment duly executed by the Lenders and the Borrowers.

B.Promissory Notes. The Borrowers shall have executed and delivered promissory notes to the Lenders reflecting the new Revolving Commitment amounts of each of the Lenders (such promissory notes, together with the First Amendment, the "Amendment Documents").

C.Ratification of Corporate Guaranty Agreement. The Corporate Guarantor shall have executed and delivered the Ratification of Corporate Guaranty Agreement attached to this Amendment.

D.Resolutions. The governing body of each Borrower and of the Corporate Guarantor shall have adopted resolutions approving the execution and delivery of this First Amendment and the Ratification of Corporate Guaranty Agreement.

E.Upfront Fee. The Borrowers shall have paid an upfront fee to the Administrative Agent, for the benefit of the Lenders, equal to $100,000, which upfront fee shall be fully earned when paid and non-refundable.

18.Representations and Warranties. Each Borrower restates, confirms and ratifies the warranties, covenants and representations set forth in the Loan Agreement and further represents to the Administrative Agent and the Lenders that, as of the date hereof, no Event of Default exists under the Loan Agreement (including this First Amendment). Each Borrower further represents and warrants to the Administrative Agent and the Lenders that:
A.Authority. Each Borrower has all power and authority and has been duly authorized to execute, deliver and perform its obligations under the Loan Agreement (as amended by this First Amendment).
B.Binding Obligations; Enforceability. The Amendment Documents and the Loan Agreement (as amended by this First Amendment) are valid and legally binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.
C.No Conflicts. The execution, delivery and performance of the Amendment Documents by each Borrower do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the articles of organization or operating agreement of such Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which such Borrower are subject or by which the assets of such Borrower are bound or affected, (b) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any property now or hereafter owned by a Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which a Borrower is a party, other than the obligations of a Borrower in favor of the Administrative Agent and the Lenders created by the Loan Documents, or (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any court or any administrative or governmental body (domestic or foreign), or, to the extent any such consent or other action may be required, it has been validly procured or duly taken.
19.Miscellaneous
A.Effect of First Amendment. The terms of this First Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended by this First Amendment, the Loan Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this First Amendment and the terms of the Loan Agreement, the terms of this First Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this First Amendment. All references to the "Loan Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this First Amendment.
B.Ratification and Affirmation. Each Borrower hereby acknowledges the terms of this First Amendment and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

C.Loan Documents. Each Amendment Document is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.
D.Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma and any applicable laws of the United States of America in all respects, including construction, validity and performance.
E.Release. In consideration of the amendments contained herein, each Borrower hereby waives and releases the Administrative Agent and each Lender from any and all claims and defenses, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby.
F.Counterparts; Facsimile. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed pdf., tif. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each Borrower agrees to deliver a "wet" original signature page to this First Amendment upon the request of the Administrative Agent or any Lender.
G.Costs and Expenses. Each Borrower agrees to reimburse Administrative Agent and the Lenders upon execution of this First Amendment for all reasonable out-of-pocket expenses (including attorney's fees and expenses) incurred in connection with the preparation, negotiation, execution and delivery of this First Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have caused this First Amendment to be duly executed in multiple counterparts, each of which shall be considered an original, effective as of the date first above written.

"Borrowers":    AAON, INC., an Oklahoma corporation

    By: /s/ Rebecca Thompson
    Name:    Rebecca Thompson
    Title:    Chief Financial Officer & Treasurer

    AAON COIL PRODUCTS, INC., a Texas corporation

    By: /s/ Rebecca Thompson
    Name:    Rebecca Thompson
    Title:    Chief Financial Officer & Treasurer

    BASX, INC., an Oregon corporation

    By: /s/ Rebecca Thompson
    Name:    Rebecca Thompson
    Title:    Chief Financial Officer

"Lenders":    BOKF, NA dba Bank of Oklahoma, as Administrative Agent and as a Lender

By:    /s/ Timberly Harding
Name:    Timberly Harding
Title:    Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:    /s/ Laura Woodward
Name:    Laura Woodward
Title:     Vice President

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Nora Golden
Name:    Nora Golden
Title:     Assistant Vice President

RATIFICATION OF CORPORATE GUARANTY AGREEMENT

The undersigned Corporate Guarantor hereby (i) consents to the Borrowers' execution and delivery of the above and foregoing First Amendment (the "First Amendment"), and to the modifications to the Loan Agreement effected thereby, and (ii) confirms, ratifies and reaffirms such Corporate Guarantor’s obligations under, and acknowledges, renews and extends such Corporate Guarantor’s continued liability under, its Guaranty Agreement dated as of November 24, 2021.

    Executed to be effective as of the 27 day of May, 2022.

CORPORATE GUARANTOR:         AAON, INC., a Nevada corporation

By:    /s/ Rebecca Thompson
Name: Rebecca Thompson
Title:     Chief Financial Officer & Treasurer

Schedule 2.01
Commitments and Lenders

Name of Lender	Revolving Commitment	Pro Rata Share
BOKF, NA dba BANK OF OKLAHOMA	$100,000,000	50.00%
JPMorgan Chase Bank, N.A.	$50,000,000	25.00%
U.S. Bank, N.A.	$50,000,000	25.00%

TOTAL	$200,000,000	100.00%